SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of Report                                             December 7, 2004


                               QCR Holdings, Inc.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         0-22208                                         42-1397595
    (Commission File Number)             (I.R.S. Employer Identification Number)

    3551 Seventh Street, Suite 204, Moline, Illinois                  61265
      (Address of principal executive offices)                     (Zip Code)

                                 (309) 736-3580
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

         On December 7, 2004, QCR Holdings, Inc. (the "QCR Holdings") sent a notice to its directors and executive officers informing them that a blackout period will be in effect beginning on December 30, 2004 until January 31, 2005 (unless otherwise extended). The blackout period is a result of a change in investment options and record-keepers for the QCR Holdings, Inc. 401(k) Profit Sharing Plan. The blackout period restricts directors and executive officers from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring certain equity securities of QCR Holdings. The notice was provided to the QCR Holdings' directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

         A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

99.1  Form of notice dated December 7, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   QCR HOLDINGS, INC.



Dated:  December 7, 2004                        By:/s/   Todd A. Gipple
                                                   ----------------------------
                                                   Executive Vice President
                                                   and Chief Financial Officer